Income Taxes	6 Months Ended	12 Months Ended	7 Months Ended
	Jun. 30, 2011	Dec. 31, 2010	May 21, 2009 BankUnited, FSB and Subsidiaries
Income Taxes

Note 7   Income Taxes

The Company's effective income tax rate for the six months ended June 30, 2011 differs from the statutory federal income tax rate primarily due to the impact of $110.4 million in compensation expense related to Profits Interest Units as further described in Note 10.  This expense is not deductible for income tax purposes. Additionally, during the six months ended June 30, 2011, the Company recorded a provision related to uncertain state income tax positions of approximately $7.6 million, including estimated interest and penalties.  For the three months ended June 30, 2011 and the three and six months ended June 30, 2010, the Company's effective income tax rate differs from the statutory federal income tax rate primarily due to state income taxes and compensation expense related  to equity-based compensation.

Note 12 Income Taxes

        The components of the provision (benefit) for income taxes for the year ended December 31, 2010 and the period ended December 31, 2009 are as follows (in thousands):

	December 31, 2010	December 31, 2009
Current
Federal	$96,722	$70,910
State	6,995	11,790

Total	103,717	82,700

Deferred
Federal	20,987	(1,994)
State	3,101	(331)

Total	24,088	(2,325)

	$127,805	$80,375

        A reconciliation of the expected income tax expense at the statutory federal income tax rate of 35% to the Company's actual income tax expense and effective tax rate for the year ended December 31, 2010 and the period ended December 31, 2009 is as follows (amounts in thousands):

	December 31, 2010		December 31, 2009
	Amount	%	Amount	%
Tax expense calculated at the statutory federal income tax rate	$109,389	35.00%	$69,797	35.00%
Increases (decreases) resulting from:
State income taxes, net of federal tax benefit	9,065	2.90%	7,448	3.73%
Compensation expense related to PIUs	12,660	4.05%	3,078	1.54%
Other, net	(3,309)	(1.06)%	52	0.03%

Total	$127,805	40.89%	$80,375	40.30%

        The components of deferred tax assets and liabilities at December 31, 2010 and 2009 were as follows (in thousands):

	December 31, 2010	December 31, 2009
Deferred tax assets:
Excess of tax basis over carrying value of acquired loans	$444,553	$524,140
Fair value adjustments on FHLB advances and time deposits assumed	18,196	35,632
Acquisition costs	12,460	14,756
Allowance for loan losses	14,151	3,159
Impairment of OREO	2,869	1,624
Unrealized losses on derivatives used as cash flow hedges	15,028	1,546
Other	16,021	1,234

Gross deferred tax assets	523,278	582,091

Deferred tax liabilities:
Deferred tax gain	359,090	448,863
Excess carrying value of investment securities acquired over tax basis	100,764	91,458
Net unrealized gains on securities available for sale	35,099	18,607
Other	32,943	630

Gross deferred tax liabilities	527,896	559,558

Net deferred tax asset (liability)	$(4,618)	$22,533

        Realization of tax benefits for deductible temporary differences depends on having sufficient taxable income of an appropriate character within the carryforward periods. Sources of taxable income that may allow for the realization of these tax benefits include: (1) taxable income for the year ended December 31, 2010 and the period ended December 31, 2009 that would be available through carryback in future years, (2) future taxable income that will result from reversal of existing taxable temporary differences, including the negative tax on goodwill, and (3) taxable income generated from future operations. Management has evaluated the probability of realization of the deferred tax asset and believes that it is more likely than not that the deferred tax assets will be realized.

        A reconciliation of the change in the Company's total gross unrecognized tax benefits for the year ended December 31, 2010 follows (in thousands):

Balance, beginning of period	$—
Additions for tax positions related to the current year	2,176
Additions for tax positions related to prior periods	343
Reductions due to settlements with taxing authorities	—
Reductions due to lapse of the statute of limitations	—

2,519
Interest and penalties	326

Balance, end of period	$2,845

        The Company did not have any unrecognized tax benefits for the period ended December 31, 2009.

        At December 31, 2010, the Company had $1.6 million of unrecognized federal and state tax benefits that would have impacted the effective tax rate if recognized. The Company does not expect the above unrecognized tax benefits to change significantly over the next year, although the Company is evaluating amending its 2009 Federal income tax return. Until its evaluation is complete, the Company is unable to determine its ultimate position and the related potential adjustments. Total interest, net of the federal benefit, related to unrecognized tax benefits recognized in the consolidated statements of income was $0.3 million for the year ended December 31, 2010.

        The Company, inclusive of its subsidiaries other than BU REIT, Inc., files a consolidated U.S. federal corporate income tax return as well as combined corporate state income tax returns in jurisdictions where combined filings are required. The year ended December 31, 2010 and the period ended December 31, 2009 remain subject to examination in the U.S. federal and various state tax jurisdictions.

Note 14 Income Taxes

        The components of the provision (benefit) for income taxes for the period from October 1, 2008 through May 21, 2009 and for the fiscal year ended September 30, 2008, is as follows (in thousands):

	May 21, 2009	September 30, 2008
Current income tax expense (benefit):
Federal	$(50,306)	$(15,976)
State	—	—

Total current income tax expense (benefit):	(50,306)	(15,976)

Deferred income tax expense (benefit):
Federal	(382,587)	(320,645)
State	(19,787)	(30,890)
Valuation allowance	452,680	273,049

Total deferred income tax expense (benefit)	50,306	(78,486)

Total income tax expense (benefit)	$—	$(94,462)

        A reconciliation of the expected income tax expense (benefit) at the statutory federal income tax rate of 35% to the Bank's actual income tax expense and effective tax rate for the period from October 1, 2008 through May 21, 2009 and for the fiscal year ended September 30, 2008, is as follows (amounts in thousands):

	May 21, 2009		September 30, 2008
	Amount	%	Amount	%
Tax expense (benefit) at federal income tax rate	$(431,808)	35.0%	$(334,260)	35.0%
Increases (decreases) resulting from:
State tax, net of federal benefit	(19,787)	1.6%	(30,890)	3.2%
Tax exempt income	(1,184)	0.2%	(2,017)	0.2%
Other	99	0.0%	(344)	0.1%
Valuation allowance	452,680	(36.7)%	273,049	(28.6)%

Total	$—	0.1%	$(94,462)	9.9%

        Deferred income tax assets and liabilities result from temporary differences between assets and liabilities measured for financial reporting purposes and for income tax return purposes. These assets and liabilities are measured using the enacted tax rates and laws that are currently in effect and are reported net in the accompanying Consolidated Balance Sheets. The significant components of the net deferred tax assets and liabilities at May 21, 2009 were as follows (in thousands):

May 21, 2009
Deferred tax assets:
Allowance for loan losses and other reserves	$521,487
Impairment losses on available for sale securities	84,822
Unrealized losses in other comprehensive income	4,043
Non-accrual interest	15,518
AMT credit carryover	3,250
Impairment on other real estate owned and other expenses	—
Reserve for recourse liability	4,748
NOL carryforward	151,220
Other	2,182

Gross deferred tax assets	787,270
Valuation allowance	(730,041)

Net deferred tax asset	$57,229

Deferred tax liabilities:
Deferrals and amortization	186
Sale of mortgage servicing rights	—
Other real estate owned expenses	5,945
Deferred REIT income	50,783
Other	315

Gross deferred liabilities	$57,229

Net deferred tax asset (liability)	$—

        Realization of tax benefits for deductible temporary differences depends on having sufficient taxable income of an appropriate character within the carryforward periods. Sources of taxable income that may allow for the realization of these tax benefits include: (1) taxable income that would be available through carryback in future years, (2) future taxable income that will result from reversal of existing taxable temporary differences, (3) taxable income generated from future operations, and (4) prudent and feasible tax planning strategies.

        At May 21, 2009, the Bank had deferred tax assets net of deferred tax liabilities, before valuation allowances, of $730.0 million. The Bank's net deferred tax asset before valuation allowances resulted primarily from an increase in its allowance for loan losses and the recognition of other-than-temporary impairment losses on certain securities available for sale. At May 21, 2009, after considering all available evidence the Bank determined that it was more likely than not that only a portion of its deferred tax asset in the fiscal period will not be realized. The determination that a valuation allowance was needed was primarily based on the current level of losses the Bank is experiencing, in addition to the uncertainty with respect to its future forecasted results. As a result of this determination, the Bank recorded a valuation allowance of $730.0 million against its net deferred tax asset at May 21, 2009.

        The Bank determined that it is more likely than not that it will realize $50.3 million of its net deferred tax assets as a result of the future carryback of losses generated by the deferred tax assets that will reverse during fiscal year 2009 and will be carried back to fiscal year 2007. This carryback is expected to result in a refund of $50.3 million of income taxes paid by the Bank in 2007.

        As of May 21, 2009, the Bank had a net operating loss carryforward for Federal tax purposes of $432.1 million which will expire in 2029. The Bank's state income tax net operating loss carryforward is approximately $951 million which will begin to expire in 2027. The Federal and State net operating loss deferred tax asset is completely offset by a valuation allowance.

        The Bank adopted the provisions of FIN 48 effective October 1, 2007. The adoption of FIN 48 did not have a material effect on the Bank's financial condition, as the Bank recognized no increase in its liability for unrecognized income tax benefits. In addition, the Bank had no liabilities recorded for unrecognized income tax benefits for fiscal year 2008. For the period ended May 21, 2009, the Bank did not have any material unrecognized income tax benefits and, accordingly, the company continued to have a zero liability balance relating to FIN 48. The Company has elected to account for any applicable interest and penalties on uncertain tax positions as a component of income tax expense.

        BKUNA federal returns through 2005 have been examined by the Internal Revenue Service ("IRS"), and therefore, it remains subject to examination for its fiscal years ended September 30, 2006, 2007 and 2008. Generally, the state jurisdictions in which the Bank files income tax returns are subject to examination for a period of up to four years after the returns are filed.